UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/19/2008

RAYONIER INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-6780

North Carolina	13-2607329
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

50 North Laura Street

Jacksonville, Florida

32202

(Address of principal executive offices, including zip code)

904-357-9100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.	Other Events

On August 19, 2008, Rayonier Inc. announced that the New Zealand joint venture Matariki Forests, in which it has a 40 percent interest, has decided to offer its timberlands for sale.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release entitled “Rayonier Announces Intent to Offer New Zealand Timberland for Sale”, dated August 19, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: August 20, 2008	By:	/s/ Hans E. Vanden Noort
Hans E. Vanden Noort
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	99.1 Press release entitled “Rayonier Announces Intent to Offer New Zealand Timberland for Sale”, dated August 19, 2008.